SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549


                                                    Form 8-K

                            Current Report Pursuant to Section 13 or 15(d) of
                                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 28, 1999

                                               Photronics, Inc
                       (Exact name of registrant as specified in its charter)




                       Connecticut          0-15451         06-0854886
                     (State or other      (Commission     (IRS Employer
                     jurisdiction of       File Number)    Identification No.)
                     Incorporation




                  1061 East Indiantown Road, Jupiter, FL               33477
                (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   (561) 745-1222





_____________________________________________________________________________
                (Former name or former address, if changed since last report.)





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Item 5. Other Events

On October 1, 1999, Photronics, Inc. and Align-Rite International, Inc. filed with the Federal Trade Commission and the Department of Justice their respective notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act relating to the proposed merger of Photronics, Inc and Align-Rite International, Inc. In cooperation with the Department of Justice, Photronics, Inc. withdrew and subsequently refiled on October 28, 1999 such notification and report form. This procedure provides the Department of Justice an additional 30 days to conduct its preliminary review of the proposed transaction. Align-Rite International has not been requested to refile its notification and report form.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PHOTRONICS, INC.


                                              /s/ Jeffrey P. Moonan
November 4, 1999                              By: Jeffrey P. Moonan
                                              Title: Executive VP Finance &
                                               Administration
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